UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2007

INDEPENDENCE HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	010306	58-1407235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	96 Cummings Point Road, Stamford, Connecticut 06902
	(Address of principal executive offices) (Zip Code)

	(203) 358-8000
	(Registrant's telephone number, including area code)

	Not Applicable
	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The information is this Report, including the exhibit, is being furnished pursuant to Item 7.01 and General Instruction B.2 thereunder.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 7.01.

Regulation FD Disclosure.

On November 19, 2007, Independence Holding Company issued the press release that is furnished as Exhibit 99.1 to this Report; such press release is hereby incorporated into this Item 7.01 by reference.

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit Number

Description

99.1

Press Release, dated November 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE HOLDING COMPANY

Dated: November 21, 2007	By:	/s/ Teresa A. Herbert
		Name:	Teresa A. Herbert
		Title:	Senior Vice President and
Chief Financial Officer

INDEPENDENCE HOLDING COMPANY 96 CUMMINGS POINT ROAD STAMFORD, CT 06902 NYSE: IHC	CONTACT: DAVID T. KETTIG (212) 355-4141 www.independenceholding.com

NEWS RELEASE

A.M. BEST COMPANY GRANTS GROUP RATING OF “A- (EXCELLENT)” TO

ALL CARRIERS IN INDEPENDENCE HOLDING GROUP AND

REVISES “NEGATIVE” OUTLOOK TO “STABLE”

Stamford, Connecticut, November 19, 2007.  A.M. Best Company, Inc. has issued a group rating of “A- (Excellent)” to the insurance carriers in the Independence Holding Group: Standard Security Life Insurance Company of New York (Standard Security Life); Madison National Life Insurance Company, Inc. (Madison National Life); and Independence American Insurance Company (Independence American).  The actions by A.M Best Company represent an upgrade for Independence American from “B++ (Good)” to “A- (Excellent)”, no change for Madison National Life, and a downgrade for Standard Security Life from “A” to “A-.”   The outlook for all three companies is now “stable,” reflecting revisions from “negative” to “stable” for Standard Security Life and Madison National Life.  According to A.M. Best Company, “these rating actions harmonize the ratings of Standard Security Life, Madison National Life and Independence American.”

Roy T.K. Thung, Chief Executive Officer of both Independence Holding Company and American Independence Corp. (AMIC), commented, “A.M. Best Company has granted a group rating of “(A-) Excellent” for all three insurance companies in the Independence Holding Group and has changed the outlook of Standard Security Life and Madison National Life from “negative” to “stable.”  We expect it will be ‘business as usual’ for Standard Security Life and Madison National Life.  We are pleased with the upgrade of Independence American, which is a wholly owned subsidiary of our affiliate, American Independence Corp.  (NASDAQ: AMIC).  Its new rating of “Excellent” will enable Independence American to expand its presence in both medical stop-loss and fully insured health insurance, with respect to existing relationships and new opportunities.  In fact, the managing general underwriters (MGUs) owned by AMIC have already indicated their intent to write medical stop-loss business on Independence American’s paper in response to today’s upgrade.”

About Independence Holding Company (IHC)

IHC is a holding company principally engaged in the life and health insurance business and the acquisition of blocks of policies through its insurance company subsidiaries (Standard Security Life Insurance Company of New York and Madison National Life Insurance Company, Inc.), its affiliate (American Independence Corp. (NASDAQ: AMIC)) and its managing general underwriters, third-party administrators, and marketing affiliates.  Standard Security Life markets medical stop-loss, small group major medical, short-term medical, major medical for individuals and families, limited medical, group long and short-term disability and life, dental, vision and managed health care products. Madison Life sells group life and disability, employer medical stop-loss, small group major medical, major medical for individuals and families, short-term medical, dental, vision, credit life and disability and individual life insurance.

Forward-Looking Statements

Certain statements and materials contained in this news release may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to IHC’s views with respect to future events and financial performance.  Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which IHC operates, new federal or state governmental regulation, and other factors which can be found in IHC’s other news releases and filings with the Securities and Exchange Commission.